Exhibit 10.2

Fifth Omnibus Amendment
Dated as of June 9, 2008
Among
Electronic Arts Redwood LLC,
as Lessee,
Electronic Arts Inc.,
as Guarantor,
SELCO Service Corporation
(doing business in California as “Ohio SELCO Service Corporation”), as Lessor,
The Various Liquidity Banks Party Hereto,
as Liquidity Banks,
The Bank of Nova Scotia,
as Documentation Agent
and
KeyBank National Association,
as Agent

Fifth Omnibus Amendment
          This Fifth Omnibus Amendment (this “Amendment”) is entered into as of June ___, 2008 among, Electronic Arts Redwood LLC, a Delaware limited liability company, as Lessee (the “Lessee”); Electronic Arts Inc., a Delaware corporation, as Guarantor (the “Guarantor”); SELCO Service Corporation, an Ohio corporation (doing business in California as “Ohio SELCO Service Corporation”), as Lessor (the “Lessor”); each of the liquidity banks party hereto (each, a “Liquidity Bank” or, sometimes referred to as a “Purchaser” and collectively, the “Liquidity Banks” or sometime referred to as the “Purchasers”); The Bank of Nova Scotia, as Documentation Agent (the “Documentation Agent”); and KeyBank National Association, as Agent (the “Agent”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Appendix A to the Participation Agreement dated as of July 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, referred to as the “Participation Agreement” or sometimes as the “Credit Agreement”) among certain of the parties party hereto, and the rules of interpretation set forth in such Appendix shall apply to this Amendment.
W i t n e s s e t h :
          Whereas, the parties hereto wish to amend the Operative Documents to change the definition of “Consolidated EBITDAR” and add additional definitions relating to Guarantor’s proposed acquisition of Take-Two Interactive Software, Inc.; and
          Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1.     Amendments to Operative Documents.     (a)     From and after the Amendment Effective Date, the definition of “Consolidated EBITDAR” contained in Appendix A to the Participation Agreement shall be and is hereby amended in its entirety and restated as follows:
          “Consolidated EBITDA” means, with respect to the Guarantor, the sum of the following, which shall be calculated for any Fiscal Quarter on the last day of such Fiscal Quarter on a rolling four quarter basis: (i) the Guarantor’s and its Subsidiaries’ consolidated Net Income before any extraordinary items and deduction of interest expenses and income taxes, plus (ii) depreciation and amortization expenses of the Guarantor and its Subsidiaries accruing during such period, plus (iii) the aggregate amount of all “rentals” or interest paid during such period by the Guarantor and its Subsidiaries under any “synthetic lease”, plus (iv) any capitalized interest, plus (or minus as appropriate) (v) all pre-tax pro forma adjustments included or excluded from the non-GAAP results in the Guarantor’s Form 8-K relating to earnings release for such Fiscal Quarter filed with the SEC. With respect to the Fiscal Quarter in which the Guarantor or any Subsidiary makes the Acquisition (and subsequent Fiscal Quarters), “Consolidated EBITDA” shall be calculated as of the last day of such Fiscal Quarter (and thereafter) as

Fifth Omnibus Amendment
if the Acquisition had occurred on the first day of the rolling four quarter period including and ending with such Fiscal Quarter. Further, with respect to inclusion of the Target’s “Consolidated EBITDA” in Guarantor’s “Consolidated EBITDA” (to the extent that the first and last day of each of Guarantor’s and Target’s most recent Fiscal Quarters are not respectively the same dates), Guarantor’s “Consolidated EBITDA” shall be calculated using the Target’s most recent financial data provided at the end of the Target’s Fiscal Quarter immediately preceding the relevant Fiscal Quarter of the Guarantor.
          (b)     From and after the Amendment Effective Date, the following definitions are hereby added (in proper alphabetical order) to Appendix A to the Participation Agreement:
          “Acquisition” means the acquisition of the Target, as more fully set forth in that certain Commitment Letter dated May 9, 2008 among the Guarantor, Morgan Stanley Senior Funding, Inc., Morgan Stanley Bank, BNP Paribas, BNP Paribas Securities Corp., The Bank of Nova Scotia and KeyBank National Association.
          “Target” means Take-Two Interactive Software, Inc., a Delaware corporation.
          (c)     From and after the Amendment Effective Date, the phrase “Consolidated EBITDAR” wherever it appears in the Operative Documents is hereby deleted and the phrase “Consolidated EBITDA” inserted in lieu thereof.
          Section 2.     Representations and Warranties.     The Lessee and the Guarantor each hereby represents and warrants to the Agent, the Purchasers and the Lessor that, as of the date hereof, (a) no Lease Default or Lease Event of Default has occurred and is continuing, and (b) the modifications to the Participation Agreement contemplated by this Amendment and the other Operative Documents to which it is a party and the transactions contemplated hereby and thereby (i) are within its respective corporate authority and legal right, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it which could have a Material Adverse Effect, (iv) do not conflict with any provision of its corporate charter or bylaws of, or any agreement or other instrument binding upon it, (v) do not require any consent, approval or authorization of any Governmental Authority or any other Person not a party hereto and (vi) do not result in, or require the creation or imposition of, any Lien on any of its properties other than as contemplated by the Operative Documents.
          Section 3.     Ratification; Continuing Effectiveness.     After giving effect to the amendments and agreements contained herein, the parties hereto agree that, as heretofore and herein amended, the Participation Agreement, the Master Lease and each of the Operative Documents (including, without limitation the Master Lease and Guaranty, but not including the Liquidity Documentation) shall remain in full force and effect and each of the agreements and obligations contained therein (as previously amended and as amended hereby) is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references to any of the

Fifth Omnibus Amendment
Operative Documents contained in the Operative Documents shall refer to such Operative Document as amended hereby.
          Section 4.     Counterparts.     This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
          Section 5.     Governing Law.     This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.
          Section 6.     Successors and Assigns.     This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
          Section 7.     Further Assurances.     The parties hereto shall take or cause to be taken from time to time all action reasonably necessary to assure that the intent of the parties hereunder is given effect. The parties hereto shall execute and deliver, or cause to be executed and delivered, to the other parties hereto from time to time, promptly upon request therefor, any and all other and further instruments that may be reasonably requested by any party hereto to cure any deficiency in the execution and delivery of this Amendment or any other Operative Document to which it is a party.
          Section 8.     Effectiveness.     The amendments set forth in Section 1 above shall become effective as of the date hereof (the “Amendment Effective Date”) upon the Agent’s receipt of counterparts of this Amendment executed by the Lessee, the Guarantor, the Agent, the Lessor and the Liquidity Banks.
[Signature Pages to Follow]

Fifth Omnibus Amendment
          This Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written

Lessee:	Electronic Arts Redwood LLC, a Delaware limited liability company, as Lessee

By
Name
Its

Guarantor:	Electronic Arts Inc.

By
Name
Its

Lessor:	SELCO Service Corporation (doing business in California as “Ohio SELCO Service Corporation”)

By
Name
Its

S-1

Fifth Omnibus Amendment

Agent:	KeyBank National Association

By
Name
Its

Liquidity Bank:	KeyBank National Association

By
Name
Its

Liquidity Bank:	BNP Paribas Leasing Corporation

By
Name
Its

Liquidity Bank:	U.S. Bank National Association

By
Name
Its

S-2

Fifth Omnibus Amendment

Liquidity Bank and Documentation Agent:	The Bank of Nova Scotia

By
Name
Its

Liquidity Bank:	Bank of America, National Association

By
Name
Its

Liquidity Bank:	Wells Fargo Bank, National Association

By
Name
Its

S-3